UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

XTERA COMMUNICATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37617	38-3394611
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Bethany Drive, Suite 100 Allen, TX		75013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 649-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 9, 2015, Xtera Communications, Inc. ("the Company") issued a press release announcing its financial results for its fourth quarter and fiscal year ended September 30, 2015. A copy of the Company’s press release is furnished hereto as Exhibit 99.1.

The information in this Current Report under Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
Exhibit 99.1	Press Release dated December 9, 2015, issued by Xtera Communications, Inc, reporting its results of operations for its fourth quarter and fiscal year ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Xtera Communications, Inc.

Date: December 9, 2015	By:	/s/ Paul J. Colan
Paul J. Colan
Executive Vice President and Chief Financial Officer